Ingersoll Rand's Acquisition of Precision Flow Systems (PFS)

February 11, 2019

Ingersoll Rand
Inspiring Progress™



Safe Harbor

This presentation contains "forward-looking statements," which are statements that are not historical facts, including without limitation statements about the proposed transaction and the anticipated timing thereof; the expected benefits of the proposed transaction, the impact of the transaction on our financial positions, results of operations, cash flows, financing plans, business strategy, operating plans, capital and other expenditures and competitive positions. These forward-looking statements are based on our current expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from our current expectations. Such factors include, but are not limited to, our ability to timely obtain, if ever, necessary regulatory approvals of the proposed transaction; adverse effects on the market price of our ordinary shares and on our operating results because of our inability to timely complete, if ever, the proposed transaction; our ability to fully realize the expected benefits of the proposed transaction; negative effects of announcement or consummation of the proposed transaction on the market price of the company's ordinary shares; significant transaction costs and/or unknown liabilities; general economic and business conditions that may impact the companies in connection with the proposed transaction; unanticipated expenses such as litigation or legal settlement expenses; changes in capital market conditions; the impact of the proposed transaction on the company's employees, customers and suppliers; and the ability of the companies to successfully integrate operations after the transaction. Additional factors that could cause such differences can be found in our Form 10-K for the year ended December 31, 2017, as well as our subsequent reports on Form 10-Q and other SEC filings. We assume no obligation to update these forward-looking statements.

This presentation also includes non-GAAP financial information which should be considered supplemental to, not a substitute for, or superior to, the financial measure calculated in accordance with GAAP. Adjusted EBITDA margin is defined as the ratio of Adjusted EBITDA divided by net revenues. Adjusted EBITDA consists of GAAP net income from continuing operations excluding: (i) depreciation and amortization, (ii) other income / (expense), net, (iii) income taxes, and (iv) restructuring. Cash flow ROIC is defined as annual free cash flow divided by the sum of gross fixed assets, receivables and inventory less accounts payables.

Executing a Consistent Strategy that Delivers Profitable Growth

1. Sustained Growth

Nexus of sustainability and energy efficiency global megatrends



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2. Operational Excellence

Margin improvement and powerful cash flow



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3. Dynamic Capital Allocation

Reinvestment, dividends, share repurchase and acquisitions



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4. Winning Culture

Commitment to integrity, ingenuity and engagement



Sustainable growth above GDP	Strong operating system and sustainable culture	Powerful cash flow and balanced capital allocation

Acquisition of Precision Flow Systems (PFS) Well-Aligned with Ingersoll Rand Strategy

Enhancing the Portfolio – Precision Flow Systems Acquisition Accelerates Fluid Management Strategy with Mission-Critical Brands and Accretive Financials

✓ **Enhances Ingersoll Rand's Portfolio of Core Strategic Assets**

- Deep industry knowledge and differentiated technology in growth markets with a reputation for product quality, reliability and efficiency
- Immediately adds scale and diversifies customer base and end-market reach of fluid management business including water, agriculture, food & beverage and pharma
- Enables vertical go-to-market approach through broadened product portfolio and customer application/process knowledge
- High recurring revenue (~50%); ability to grow high margin aftermarket offering with Ingersoll Rand's core processes for service management, sales, and delivery

✓ **Creates a technology leader in mission-critical fluid management market with more than 75 years of excellence**

- Global industry leader in highly-engineered fluid systems with attractive portfolio of complementary brands
- Experienced management team with over 150 years of combined fluid management related experience
- Enhances Ingersoll Rand's existing ARO fluid management business - complements Ingersoll Rand's strength in diaphragm and piston pump technology with metering, dosing and high pressure specialty pumps as well as mixing and flow control technology
- Technically differentiated market leading solutions with strong brand recognition, deep patent portfolio, entrenched customer base and proprietary aftermarket offering

✓ **Accretive to Ingersoll Rand's growth, margins, and earnings while maintaining balance sheet flexibility**

- Enhances Ingersoll Rand's Industrial segment growth profile – consistent GDP+ growth through-the-cycle
- Strong cash flow profile, best-in-class EBITDA margins (high 20s) and immediately accretive to Ingersoll Rand and Industrial segment profitability
- Accretive to EPS and cash flow ROIC in year one
- Maintains balance sheet flexibility at current investment grade rating

Continued Investment in Building Stronger, More Resilient Ingersoll Rand

Summary Transaction Terms

Transaction Terms	• $1.45B purchase price • Approximately 11x 2019E EBITDA net of synergies
Financial Benefits of the Transaction	• ~$400M revenue • Accretive to EBITDA margins • Accretive to EPS and cash flow ROIC in year one
Potential Synergy Areas	• Expect to generate meaningful synergies – Revenue: Cross-selling of PFS and ARO products – Cost: Procurement savings; leverage existing overhead structure
Financing	• Anticipate funding through a combination of available cash and debt
Timing	• Expected to close mid-year 2019 • Subject to customary closing conditions including regulatory approvals

Precision Flow Systems: Differentiated Industry Leader in Mission-Critical Applications

Business Overview

- Designs, manufactures, supports highly engineered positive displacement pumps, boosters, mixers and systems for water, food & beverage, pharma, chemical and other process industries, energy, agriculture end markets
- Well respected brands; 75 year history with industry leading applications
- Focused on precision dosing, mixing and flow control technologies
- Seven manufacturing facilities and ~1,000 employees
- ~$400M revenue and high 20s EBITDA margin
- High recurring revenue streams

By Geography[1]



LatAm
Asia
North America
EMEA

By End-Market[1]



Midstream
Other
Ag / Irrigation
Water
Process
Industrial
Upstream

By OE / Aftermarket[1]



Aftermarket & Replacement
Original Equipment

Industry Leading Brand Portfolio

MILTON ROY

Haskel

BuTech

HARTELL

DOSATRON

LMI

WILLIAMS CHEMICAL METERING PUMPS

YZ SYSTEMS

[1] Revenue breakdown as of 2017.

Precision Flow Systems: Technically Differentiated, Mission Critical Applications with High Recurring Revenue

	Water	Specialty	Process Industries	Dosatron	YZ
Key Products	 Pumps, Mixers and Systems	 Aerospace, Defense, Pumps and Valves	 Pumps, Mixers and Systems	 Water-powered, Non-electric Chemical Injectors	 Odorization and Gas / Liquid Sampling Systems
Segments Served	• Water Treatment • Wastewater • Pharma • Food & Beverage	• Aerospace & Defense • Hydrogen Fueling • Industrial	• Upstream production • No exposure to exploration • Downstream • Chemical	• Animal Health • Precision Irrigation • Industrial • Water Treatment	• Natural Gas Odorizing • Natural Gas Sampling
Growth Drivers & Outlook	• Infrastructure and water conservation improving living standards, urbanization • High single digits	• Increasing regulatory requirements • Mid-single digits	• Low single digits	• Improving living standards, nutrition needs • Mid-single digits	• Regulatory requirements for safety and emissions • High single digits
Brands	LMI MILTON ROY	Haskel BuTech HARTELL WILLIAMS	MILTON ROY	DOSATRON	YZ SYSTEMS

~50% recurring revenue from aftermarket and replacement across business units

PFS Accelerates Strong Fluid Management Platform

Fluid Management is an Integral Part of Our Industrial Business…

- Attractive market segment with robust growth above GDP and stability over long term
- Technically differentiated product offering
- Highly engineered, mission-critical applications tied together via common capabilities to create a broad growth platform
- Platform extension with ARO and clear fit with Ingersoll Rand's core capabilities
- Major brand in fragmented landscape

…and PFS is a Compelling Fit

- Creates a highly profitable, globally competitive flow business of scale
  - Technically differentiated
  - Increasingly regulated
  - Large recurring revenue base
  - Long-term customer relationships
- Creates ~$550M revenue business with leading EBITDA margin profile (high 20s)
- Advances product portfolio of pumps (air and electric) and other flow control systems
- Ability to expand aftermarket offering through core Ingersoll Rand operating process

Enhances existing portfolio of core strategic businesses

Combined, Diverse Pumps Business Creates Platform for Growth

	Pump Technology	Top End-Markets	Ancillary Offerings
ARO	• Air powered • Diaphragm and piston pumps	• Chemical / Pharma • Industrial • Wastewater	• Air treatment devices (filters, regulators) • Valves • Cylinders
PFS	• Electric, water, hydraulic and air-powered pumps • Diaphragm, piston / plunger, reciprocating pumps	• Water • Industrial • Process • Ag / Irrigation	• Odor injection • Natural gas metering, sampling • Mixers, boosters, valves • Advanced software, sensors and controls • Hydrogen compression
Benefits of Combination	✓ Comprehensive, power-agnostic portfolio ✓ Provide new channel access for differentiated products	✓ PFS to gain access to Industrial markets ✓ ARO to gain access to Water and Process markets	✓ Broad suite of relevant ancillary products ✓ Leverage PFS digital capabilities with ARO

Combination creates comprehensive fluid management portfolio of scale with significant cross-selling opportunities and ability to share technological capabilities

Summary: PFS Acquisition Aligns with Ingersoll Rand's Strategy for Value Creation for Shareholders

	Ingersoll Rand	PFS
Strategy	• Strategy tied to attractive end markets supported by global mega trends	✓ Strategic addition to our Industrial business and fluid capabilities, foothold in water
Brands	• Franchise brands and businesses with leadership market positions	✓ Leading portfolio of fluid management brands
Innovation	• Sustained business investments delivering innovation and growth, operating excellence and improving margins	✓ Healthy investment driving strong new product development pipeline, growth, improving margins
Performance	• Experienced management and high performing team culture	✓ Complementary culture focused on operational and growth excellence, strong track record
Cash Flow	• Operating model delivers powerful cash flow	✓ Industry leading margins in asset-light businesses with low maintenance capex requirements
Capital Allocation	• Capital allocation priorities deliver strong shareholder returns	✓ Accretive to EPS and cash flow ROIC in year one

Ingersoll Rand. THERMO KING Club Car TRANE American Standard HEATING & AIR CONDITIONING ARO + LMI MILTON ROY HARTELL Haskel WILLIAMS DOSATRON BuTech YZ SYSTEMS

Ingersoll Rand

Inspiring Progress™